UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 28, 2012

CLEAN TRANSPORTATION GROUP, INC.
[Formerly known as Quintana Gold Resources Corp.]
(Exact name of registrant as specified in its charter)

UTAH	000-52206	73-1083773
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7810 Marchwood Place, Vancouver BC, Canada V5S 4A6
(Address of principal executive offices)

Registrant's telephone number, including area code:  (604) 202-3212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

When used in this Current Report on Form 8-K, the terms “Company”, “CTGI,”  “we,” “us,” “our” and similar terminology reference to Clean Transportation Group, Inc.

Item 1.01   Entry into a Material Definitive Agreement.

Acquisition of Home View Technologies, Inc.

On September 28, 2012, the Company finalized an agreement to acquire Home View Technologies, Inc. a private Utah corporation located in Lindon, Utah (“Home View”). Home View was organized in 2005 to provide the construction industry with a streaming video tool that would provide homeowners, construction managers, and developers the ability to check on the project(s) without being on site. Subsequently, Home View expanded into remote streaming video technology and expertise and rebranded its business to a dba as Live View Technologies (“Live View”).  Live View offers remote monitoring systems, specifically for maintaining roads during winter months. Live View’s technology provides a real time high-resolution video feed in any location regardless of access to standard utilities. Its current costumer base is predominately municipal and state entities responsible for providing resources to maintain safe road conditions.

Under the terms of the acquisition agreement, CTGI acquired 100% of the issued and outstanding shares of Home View in consideration for 5,000,000 shares of CTGI’s authorized, but previously unissued Common Stock.  All of the stockholders of Home View agreed to exchange all of their 58,823,529 Home View shares for the 5,000,000 CTGI shares in proportion with their percentage ownership of Home View. As a result of the acquisition, Home View becomes CTGI’s wholly owned subsidiary. Additionally, CTGI will issue 500,000 shares of Series A Preferred Convertible Stock to Home View, to be issued as directed by Home View to its principal managers in exchange for services rendered or to be rendered.  Each Series A Preferred Share is convertible into 10 shares of CTGI Common Stock commencing December 31, 2013 and carries Common Stock voting rights equal to 10 votes for each Preferred Share.

The agreement also provides for incentive shares to be made available whereby Home View will be able to earn up to a total of 5,000,000 shares of Series A Preferred Convertible Stock.  These shares will be issued to Home View for distribution to its directors and management, as determined by its Board of Directors from time-to-time, provided these shares will be made available and issued based on following formula:

1.      Up to and including cumulative gross sales by Home View, doing business as Live View, of $5,000,000, CTGI will issue Series A Preferred shares on the basis on one share for each $ 2.50 in gross sales (up to a maximum of 2,000,000 shares).

2.      Up to and including additional cumulative gross sales of $5,000,000, CTGI will issue Series A Preferred Shares on the basis of one share for each $ 1.67 in gross sale (up to a maximum of 3,000,000 shares).

Shares earned under this incentive provision shall be issued within 10 days after the filing of the consolidated financial statements together with the CTGI Form 10-K Annual Report as required by the rules and regulations of the Securities and Exchange Commission (“SEC”).

The acquisition agreement further provides that following the completion and delivery by Home View of its audited financial statements, CTGI will issue an additional 150,000 shares of Series A Convertible Preferred Stock.  These shares are to be issued at the direction of Home View to future directors and/or advisors that will be proposed by Home View to serve on the CTGI Board of Directors.

CTGI further agreed to use its “best efforts” to raise a total of $1,000,000 to be used for the operations and business expansion of Home View.  The funds are to be raised pursuant to the following schedule:

(i)	$250,000 within 90 days from the date when CTGI receives approval for their shares to be accepted by The Depository Trust Company

(ii)	$250,000 within 90 days from the funding of (i) above

(iii)	$500,000 within 120 days from the funding of (ii) above

CTGI currently does not have any agreement or understanding related to securing the above funding.  There can be no assurance that CTGI will be able to realize the proposed funds or that the funds can be realized on terms favorable to the Company. The acquisition provides that if funds are raised pursuant to the sale of Common Stock, the price per share must be a minimum of $0.50 per share. Also upon Home View’s delivery of its audited financial statements, CTGI will appoint two directors proposed by Home View to serve on the CTGI Board of Directors.

Rescission of Engine Clean Solutions Acquisition

On May 13, 2011, we acquired Engine Clean Solutions, Inc., a private California corporation (“Engine Clean”). The parties to the acquisition were the Company, Engine Clean and its two stockholders.  The acquisition of Engine Clean was initially approved by the unanimous consent of our board of directors on February 25, 2011. The acquisition was finalized and closed on August 12, 2011 and Engine Clean became our wholly owned subsidiary.

From the time of the acquisition of Engine Clean, we have been engaged in the business of offering a full line of automotive maintenance service products to engine manufacturers, distributors, dealers and service centers in the United States and elsewhere.  Engine Clean specializes in systems for enhanced cleaning of automotive and truck engines, drive trains, cooling and fuel systems.

In connection with the acquisition of Home View, it was determined that it would be in the best interest of the Company and our stockholders to rescind the acquisition of Engine Clean.  Thus on September 30, 2012, we finalized a settlement agreement and mutual release with the two former stockholders of Engine Clean. Under the terms of that agreement, the two former stockholders of Engine Clean returned to the Company for cancellation all 2,500,000 shares of CTGI Common Stock originally issued to them under the acquisition agreement and 500,000 shares issued to Robert A. Doty as a member of the CTGI Board of Directors. In exchange for the cancellation of the 3,000,000 shares of CTGI Common Stock, the Company returned to the two former Engine Clean stockholders all ownership interest in Engine Clean. The settlement agreement contains certain mutual releases including the cancellation of the acquisition agreement, as well as any additional agreements, promissory notes, debts, employment agreements and other commitments entered into between the parties. Additionally, Dennis dos Santos resigned as a director of CTGI’s Board of Directors including his positions of President, CEO, Chairman, and Robert A. Doty resigned as a director.

Item 2.01   Completion of Acquisition or Disposition of Assets.

Business of Home View Technologies, Inc.

As set forth in Item 1.01, above, the acquisition of Home View was finalized on September 28, 2012.  As a result of the rescission of the Engine Clean acquisition and our acquiring Home View, we have now become engaged in the business operations of Home View doing business as Live View Technologies.

Live View specializes in remote camera installation with live video broadcasting from even the most off-the-grid locations. Live View has engineered energy conserving solutions for remote settings that use the latest advancements in the Internet and satellite connectivity, coupled with solar power, to provide ongoing live video streaming from locations that don’t have electricity or hard-wire communications.

Some of the principal features of the Live View systems are the following:

●	Low Power consumption: Live View’s technology runs on less power than a single light bulb.
●	Green power Technology: solar panels that can run on battery backup for ten days without a charge.
●	High Resolution Video.
●	Unique connectivity technology provides wireless live video streaming from anywhere.
●	Night Vision with targeted infrared lighting.
●	Full pan, tilt, and 42x optical zoom functionality.
●	Climate-controlled camera housing.
●	Web interface for live camera control and viewing
●	Optional online image archival for easy access to historic camera footage.
●	Access streaming video from any computer or smart phone without any downloads.
●	Monitor live vehicle feeds while they are in motion, includes GPS coordinates

Live View also brings live video surveillance and real-time weather data collection to areas where this capability was previously unrealistic. Live View’s solar solutions can power a live view camera in any location. Live View’s technology helps communities stay ahead of the snow and keep roads clear around the clock. The technology allows users to check road conditions in remote areas live from their home, business, office, and even smart phone at any time, day or night. The benefits of this technology is decreased fuel, employee and equipment costs, increased safety for drivers and real-time weather reports including wind speed, direction, barometric pressure and temperature.

Item 3.02  Unregistered Sales of Equity Securities.

In connection with the acquisition of Home View on September 28, 2012, the Company will issue 5,000,000 shares of its authorized, but previously unissued Common Stock to the thirteen stockholders of Home View in consideration for exchanging their 58,823,529 Home View shares, which represented 100% of the outstanding capital stock of Home View.  Also pursuant to the acquisition agreement, the Company will issue 500,000 shares of Series A Preferred Convertible Stock to Home View, to be issued as directed by Home View to its principal managers in exchange for services rendered or to be rendered.  Each Series A Preferred Share is convertible into 10 shares of CTGI Common Stock commencing December 31, 2013 and carries Common Stock voting rights equal to 10 votes for each Preferred Share.

All of the above referenced shares are being issued pursuant to the acquisition of Home View, a private transaction, to informed persons who were all stockholders of Home View and agreed to exchange their Home View shares.  The issuance is being made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, transactions by an issuer not involving any public offering.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2012, pursuant to the settlement agreement and mutual release agreement with Dennis dos Santos, Mr. dos Santos resigned from the Board of Directors as director, President, CEO and Chairman. The resignation was in connection with the rescission of the Engine Clean acquisition.  At the time of his resignation, there were no disagreements between Mr. dos Santos and the Company on any matter relating to the Company's operations, policies or practices. A third party has agreed to assume any obligations owed to Mr. dos Santos.

Also in connection with the rescission of the Engine Clean acquisition, Robert A. Doty resigned as a director on September 26, 2012.  At the time of his resignation, there were no disagreements between Mr. Doty and the Company on any matter relating to the Company’s operations, policies or practices.

In light of the above resignations, on September 26, 2012 our incumbent director and Secretary, Delbert G. Blewett, was appointed to also serve as President and CEO.  Mr. Blewett holds a Bachelor of Science in Agriculture as well as the Bachelor of Laws from the University of Saskatchewan in Canada.  From 1963 to 1994, Mr. Blewett managed his own private law practices in the Provinces of Saskatchewan, Alberta and British Columbia specializing in business law. Upon retiring from active law practice in 1994, Mr. Blewett became active as an individual investor and consultant in various business ventures. Mr. Blewett has served as a director and held various offices with Canyon Gold Corp., a public company registered with the SEC under the Securities Exchange Act of 1933.  He has been the President of Canyon Gold since March 14, 2011.

Also on September 27, 2012, Harold Schneider was appointed as director and Treasurer.  Mr. Schneider has over 40 years experience including commercial banking, accounting and financial reporting for both private and public companies, financial consulting, and commercial real estate development and project management. From 1986 to the present, Mr. Schneider has been self-employed as Schneider Consulting performing bookkeeping and accounting services and business consulting to small and medium sized private and public companies.  Mr. Schneider studied accounting in the Certified General Accountants program in the Province of British Columbia, Canada and provides the company with his accounting expertise. He has served as the President of Long Canyon Gold Resources Corp, a subsidiary of Canyon Gold, since March 10, 2011 and has also been Canyon Gold’s Acting Principal Accounting Officer and Principal Financial Officer since May 2011.

Our other incumbent director, Vernon L. Lewis, remained as a director.

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Any “safe harbor under this Act does not apply to a “penny stock” issuer, which definition would include the Company.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

Item 9.01                      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The financial statements required by this item 9.01 are not included in this Current Report on Form 8-K.  The financial statements will be provided in an amended report to be filed not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item 9.01 is not included in this Current Report on Form 8-K. The pro forma financial information will be provided in an amended report to be filed not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(c)	Exhibits

	Exhibit No.	Description
	10.1	Definitive Agreement for acquisition of Home View Technologies, Inc.
	10.2	Settlement Agreement and Mutual Release with Stockholders of Engine Clean Solutions, Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Transportation Group, Inc.

Date: October 4, 2012	By /S/ Delbert G. Blewett
Delbert G. Blewett
President